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================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 17, 2001

                          American Express Master Trust
                            (Issuer in respect of the
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1,
      5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
         Delaware                  000-21424             13-3632012
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Numbers)     Identification No.)

200 Vesey Street, New York, New York                      10285
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (212) 640-3975


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Utah                      000-21424-01            11-2869526
-----------------------------   ---------------      -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                     84047
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (801) 565-5000

===============================================================================


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Item 5. Other Events

On November 7, 2001, the American Express Master Trust issued $750,000,000 Class A Series 2001-1 Floating Rate Asset Backed Certificates ("Series 2001-1 Class A Certificates"), bearing a certificate rate of 0.09% per annum above one month LIBOR, offered pursuant to a Prospectus Supplement dated November 2, 2001 to a Prospectus dated November 2, 2001 and issued under the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001 ("the Agreement"), and the Series 2001-1 Supplement dated as of November 7, 2001 to the Agreement (the "Series
2001-1 Supplement"). Interest on the Series 2001-1 Class A Certificates Certificates accrues from November 7, 2001 and is payable on December 17, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date. Principal with respect to the Series 2001-1 Class A Certificates is scheduled to be distributed on the October 15, 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-1 Supplement.

The Trust also issued $60,810,810 initial amount of Class B certificates. The Class B certificates are subordinated to the Class A certificates. Subordination of the Class B certificates provides credit enhancement for the Class A certificates.

Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated December 10, 2001 for the Distribution Date occurring on December 17, 2001 and the preceding Due Period from October 28, 2001 through November 27, 2001 provided to The Bank of New York, as Trustee under the Agreement, for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1996-1, 1998-1 and 2001-1 occurring on December 17, 2001, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1 and 2001-1 occurring on December 17, 2001, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.          Description
-----------          ------------
Exhibit 20.1         Payment Date Statements relating to  interest distributions on  the  Class A Certificates,  Series' 1996-1, 1998-1  and
                     2001-1 occurring on December 17, 2001.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1 and 2001-1, occurring on December 17, 2001.

Exhibit 99.1 Monthly Servicer's Certificate dated December 10, 2001 for the Distribution Date occurring on December 17, 2001 and the preceding Due Period from October 28, 2001 through November 27, 2001 provided to The Bank of New York, as
                     Trustee under the Agreement for the American Express Master Trust.


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                                   SIGNATURES
                                ----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:   December 17, 2001


                                   AMERICAN EXPRESS MASTER TRUST

                                   AMERICAN EXPRESS RECEIVABLES
                                   FINANCING CORPORATION,
                                   Transferor

                                   By:    /s/ Leslie R. Scharfstein
                                          -------------------------------------
                                   Name:  Leslie R. Scharfstein
                                   Title: President





                                   AMERICAN EXPRESS CENTURION BANK,
                                   Transferor

                                   By:    /s/ David Poulsen
                                          -------------------------------------
                                   Name:  David Poulsen
                                   Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------


Designation                Description                                    Page
-----------                -----------                                    ----
Exhibit 20.1               Payment  Date  Statements  relating               5
                           to interest  distributions  on  the
                           Class A Certificates, Series' 1996-1,
                           1998-1 and 2001-1, occurring on December
                           17, 2001.

Exhibit 20.2               Payment  Date  Statements  relating              11
                           to interest  distributions  on  the
                           Class B Certificates, Series' 1994-3,
                           1996-1, 1998-1 and 2001-1 occurring
                           on December 17, 2001.

Exhibit 99.1               Monthly Servicer's Certificate dated             19
                           December 10, 2001 for the Distribution
                           Date occurring  on  December 17, 2001
                           and  the  preceding  Due  Period from
                           October 28, 2001 through November 27,
                           2001 provided to The Bank of  New York
                           as Trustee under the Agreement for the
                           American Express Master Trust.